All information in this Term Sheet, whether regarding assets backing any securities discussed herein or otherwise, will be superseded by the information contained in the final prospectus.

                                                                JANUARY 31, 2001
--------------------------------------------------------------------------------
                PRELIMINARY STRUCTURAL AND COLLATERAL TERM SHEET
--------------------------------------------------------------------------------

                $288,000,000 (APPROXIMATE) OF SENIOR CERTIFICATES
                   WELLS FARGO ASSET SECURITIES CORP., SELLER
           WELLS FARGO MORTGAGE BACKED SECURITIES TRUST SERIES 2001-5

--------------------------------------------------------------------------------
                          FEATURES OF THE TRANSACTION
--------------------------------------------------------------------------------

o Offering consists of approximately $288,000,000.00 of senior securities with a Certificate Interest Rate of 7% expected to be rated AAA by two of the three: S&P, Fitch, or Moody's.

o The expected amount of credit support for the senior certificates is 4% in the form of subordination with a shifting interest structure and a five year prepayment lockout.

o All collateral consists of single family, 30-year, fixed-rate residential, first mortgages originated or acquired by Wells Fargo Home Mortgage, Inc.

o Not less than 99% of all mortgage loans with original loan-to-value ratios greater than 80% have private mortgage insurance.

o    The amount of senior certificates is approximate and may vary by up to 5%.


--------------------------------------------------------------------------------
                  PRELIMINARY MORTGAGE POOL DATA (approximate)
--------------------------------------------------------------------------------

Total Outstanding Principal Balance:                               $300,259,292
Number of Mortgage Loans:                                                   722
Average Principal Balance of the Mortgage Loans:                       $388,936
Weighted Average Annual Mortgage Interest Rate                  8.12% +/- 0.15%
Expected Servicing Fees for the Mortgage Loans
(including Master Servicing Fee):                                         0.27%
Weighted Average Maturity:                                       357 +/- 2 mos.
Weighted Average Seasoning:                                        2 +/- 2 mos.
Weighted Average FICO Score:                                                722
Weighted Average Original Loan-To-Value Ratio:                       72% +/- 2%
Owner Occupied:                                                      97% +/- 2%
Originated Under the Full or Preferred Processing                    92% +/- 2%
Documentation Program:


Geographic Distribution:                Type of dwellings:

California          38.31%              Single-Family       92.49%
Virginia             5.99               Detached
Maryland             5.03               Condominium          4.54
New Jersey           4.93               PUD                  2.20
Illinois             3.96               Multi-Family         0.65
Other States        42.98               Co-op                0.13
Total              100.00               Total              100.00

* Column totals may not add due to rounding.

--------------------------------------------------------------------------------
                                   KEY TERMS
--------------------------------------------------------------------------------

ISSUER:                       Wells Fargo Mortgage Backed Securities 2001-5
                              Trust

UNDERWRITER:                  Goldman, Sachs & Co.

SELLER/SERVICER:              Wells Fargo Mortgage Backed Securities / Wells
                              Fargo Home Mortgage, Inc.

TRUSTEE:                      First Union National Bank

TYPE OF ISSUANCE:             Public

SERVICER ADVANCING:           Yes, subject to recoverability

COMPENSATING INTEREST:        Yes, to the extent of the lessor of 1/12th of
                              0.20% of the Pool Scheduled Principal Balance for such Distribution Date and the available master servicing compensation.

LEGAL INVESTMENT:             The senior certificates are SMMEA eligible at
                              settlement

INTEREST ACCRUAL:             Prior calendar month

CLEAN UP CALL:                10% of the Cut-off Date principal balance of the
                              Mortgage Loans

ERISA ELIGIBLE:               Underwriter's exemption may apply to senior
                              certificates, however prospective purchasers should consult their own counsel

TAX TREATMENT:                Single REMIC; senior certificates are regular
                              interests

STRUCTURE:                    Senior/Subordinate; shifting interest with a five
                              year prepayment lockout to junior certificates

EXPECTED SUBORDINATION:       4.0%

EXPECTED RATING               Fitch IBCA, Inc. ("Fitch")
AGENCIES (TWO OF THE          Standard & Poor's ("S&P") or
THREE):                       Moody's.

MINIMUM DENOMINATION:         Senior certificates - $100,000

DELIVERY:                     Senior Certificates -- DTC


--------------------------------------------------------------------------------
                                   TIME TABLE
--------------------------------------------------------------------------------

Expected Settlement:                                          February 27, 2001
Cut-off Date:                                                  February 1, 2001
First Distribution Date:                                         March 26, 2001
Distribution Date:                                    25th or next business day

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be paid. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement relating to the certificates. Such information supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co.

All information in this Term Sheet, whether regarding assets backing any securities discussed herein or otherwise, will be superseded by the information contained in the final prospectus.

                                                               February 20, 2001
--------------------------------------------------------------------------------
                   FINAL STRUCTURAL AND COLLATERAL TERM SHEET
--------------------------------------------------------------------------------

           $288,838,100.00 (APPROXIMATE FINAL) OF SENIOR CERTIFICATES
                   WELLS FARGO ASSET SECURITIES CORP., SELLER
           WELLS FARGO MORTGAGE BACKED SECURITIES TRUST SERIES 2001-5

--------------------------------------------------------------------------------
                          FEATURES OF THE TRANSACTION
--------------------------------------------------------------------------------

o Offering consists of approximately $288,838,100 of senior securities with a Certificate Interest Rate of 7% expected to be rated AAA by Fitch and S&P.

o The expected amount of credit support for the senior certificates is 3.75% in the form of subordination with a shifting interest structure and a five year prepayment lockout.

o All collateral consists of single family, 30-year, fixed-rate residential, fist mortgages originated or acquired by Wells Fargo Home Mortgage, Inc.

o Not less than 99% of all mortgage loans with original loan-to-value ratios greater than 80% have private mortgage insurance.

o    The amount of senior certificates is approximate and may vary by up to 5%.


--------------------------------------------------------------------------------
                     FINAL MORTGAGE POOL DATA (approximate)
--------------------------------------------------------------------------------

Total Outstanding Principal Balance:                               $300,092,055
Number of Mortgage Loans:                                                   770
Average Principal Balance of the Mortgage Loans:                       $389,730
Weighted Average Annual Mortgage Interest Rate                            8.12%
Expected Servicing Fees for the Mortgage Loans
(including Master Servicing Fee):                                         0.27%
Weighted Average Maturity:                                                  357
Weighted Average Seasoning:                                                   2
Weighted Average FICO Score:                                                712
Weighted Average Original Loan-To-Value Ratio:                           73.97%
Owner Occupied:                                                          96.54%
Originated Under the Full or Preferred Processing                         91.6%
Documentation Program:


Geographic Distribution:                Type of dwellings:

California          38.62%              Single-Family       92.88%
Virginia             5.29               Detached
Maryland             5.03               Condominium          4.42
New Jersey           4.93               PUD                  1.85
Illinois             3.61               Multi-Family         0.60
Other States        37.97               Co-op                0.25
Total              100.00               Total              100.00

* Column totals may not add due to rounding.

--------------------------------------------------------------------------------
                                   KEY TERMS
--------------------------------------------------------------------------------

ISSUER:                       Wells Fargo Mortgage Backed Securities 2001-5
                              Trust

UNDERWRITER:                  Goldman, Sachs & Co.

SELLER/SERVICER:              Wells Fargo Mortgage Backed Securities / Wells
                              Fargo Home Mortgage, Inc.

TRUSTEE:                      First Union National Bank

TYPE OF ISSUANCE:             Public

SERVICER ADVANCING:           Yes, subject to recoverability

COMPENSATING INTEREST:        Yes, to the extent of the lessor of 1/12th of
                              0.20% of the Pool Scheduled Principal Balance for such Distribution Date and the available master servicing compensation.

LEGAL INVESTMENT:             The senior certificates are SMMEA eligible at
                              settlement

INTEREST ACCRUAL:             Prior calendar month

CLEAN UP CALL:                10% of the Cut-off Date principal balance of the
                              Mortgage Loans

ERISA ELIGIBLE:               Underwriter's exemption may apply to senior
                              certificates, however prospective purchasers should consult their own counsel

TAX TREATMENT:                Single REMIC; senior certificates are regular
                              interests

STRUCTURE:                    Senior/Subordinate; shifting interest with a five
                              year prepayment lockout to junior certificates

EXPECTED SUBORDINATION:       3.75%

EXPECTED RATING               Fitch IBCA, Inc. ("Fitch") and
AGENCIES:                     Standard & Poor's ("S&P")


MINIMUM DENOMINATION:         Senior certificates - $100,000

DELIVERY:                     Senior Certificates -- DTC


--------------------------------------------------------------------------------
                                   TIME TABLE
--------------------------------------------------------------------------------

Expected Settlement:                                          February 27, 2001
Cut-off Date:                                                  February 1, 2001
First Distribution Date:                                         March 26, 2001
Distribution Date:                                    25th or next business day

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be paid. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement relating to the certificates. Such information supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co.